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                                                                    Exhibit 23.1




                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Forms S-8, No. 2-88669, 33-13995, 33-67940, 33-72438) of Nashua Corporation,
of our report dated March 24, 1995, with respect to the financial statements of Nexus Continental Europe and Northern Ireland Photofinishing, included in the Current Report (Form 8-K/A dated January 13, 1995) filed with the Securities and Exchange Commission.




                                 ERNST & YOUNG

Southampton, England
March 24, 1995